Exhibit 21.1

List of Subsidiaries of Morgans Hotel Group Co.
(as of December 31, 2007)

Jurisdiction of
Incorporation
Subsidiary	or Organization

Morgans Hotel Group Co.	Delaware
Morgans Group LLC	Delaware
Morgans Hotel Group Management LLC	New York
Morgans Holdings LLC	Delaware
Morgans/Delano Pledgor LLC	Delaware
Madison Bar Company LLC	Delaware
SC Morgans/Delano LLC	Delaware
SC Madison LLC	Delaware
SC Collins LLC	Delaware
Beach Hotel Associates LLC	Delaware
Royalton Pledgor LLC	Delaware
43rd Restaurant LLC	Delaware
Royalton LLC	Delaware
Hudson Pledgor LLC	Delaware
SC 58th Street LLC	Delaware
58th Street Bar Company LLC	Delaware
Mondrian Pledgor LLC	Delaware
8440 LLC	Delaware
Sunset Restaurant LLC	Delaware
Mondrian Holdings LLC	Delaware
Mondrian Senior Mezz LLC	Delaware
Henry Hudson Holdings LLC	Delaware
Hudson Leaseco LLC	New York
Hudson Managing Member LLC	Delaware
Henry Hudson Senior Mezz LLC	Delaware
Shore Club Holdings LLC	Delaware
Philips South Beach LLC	Illinois
SC Restaurant Company LLC	Delaware
Clift Holdings LLC	Delaware
SC Geary LLC	Delaware
495 Geary LLC	Delaware
495 ABC License LLC	Delaware
Morgans/LV Investment LLC	Delaware
Morgans/LV Management LLC	Delaware
Morgans Las Vegas LLC	Delaware
MHG Scottsdale Holdings LLC	Delaware
Mondrian Scottsdale Mezz Holding Company LLC	Delaware
Collins Hotel Associates LLC	Delaware
Mondrian Miami Investment LLC	Delaware
1100 West Holdings, LLC	Delaware
1100 West Properties, LLC	Delaware

Jurisdiction of
Incorporation
Subsidiary	or Organization

MHG North State Street Investment LLC	Delaware
Cedar Hotel Holdings LLC	Delaware
Cedar Hotel LLC	Delaware
MHG 150 Lafayette Investment LLC	Delaware
Cape SoHo Hotel, LLC	New York
Sochin Realty Managers, LLC	Delaware
Sochin Downtown Realty, LLC	New York
Hard Rock Hotel Holdings, LLC	Delaware
HRHH JV Junior Mezz Two, LLC	Delaware
HRHH JV Junior Mezz, LLC	Delaware
HRHH JV Senior Mezz, LLC	Delaware
HRHH Café, LLC	Delaware
HRHH Development, LLC	Delaware
Hard Rock Hotel Inc.	Nevada
HRHH Gaming Junior Mezz Two, LLC	Delaware
HRHH Gaming Junior Mezz, LLC	Delaware
HRHH Gaming Senior Mezz, LLC	Delaware
HRHH Hotel/Casino, LLC	Delaware
HRHH Gaming Member, LLC	Delaware
HRHH Gaming, LLC	Delaware
HRHH IP, LLC	Delaware